Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-2

KEY PERFORMANCE FACTORS
October, 1996

Scheduled Maturity                                      1/15/97


Coupon                                                  5.5250%


Excess Protection Level
   3 Month Average  10.08%
     October, 1996  11.10%
     September, 1996  9.74%
     August, 1996  9.41%



Cash Yield                                              24.26%


Investor Charge Offs                                    4.95%


Base Rate                                               8.21%


Over 35 Day Delinquency                                 4.81%


Seller's Interest                                       21.94%


Total Payment Rate                                      10.45%


Total Principal Balance                                $8,198,525,378.32


Investor Participation Amount                          $250,000,000.03


Seller Participation Amount                            $1,798,525,378.27